UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2021

NORTHERN OIL AND GAS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 Baker Road, Suite 400 Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code   (952) 476-9800
601 Carlson Parkway, Suite 990, Minnetonka, Minnesota
(Former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	NOG	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officer Promotion

On December 8, 2021, Adam Dirlam was promoted to serve as President of Northern Oil and Gas, Inc. (the “Company”). Mr. Dirlam, 38, had served as the Company's Chief Operating Officer since January 2020. Prior to that, he served as Executive Vice President – Land & Operations since June 2018, as Senior Vice President – Land & Operations since 2013 and in other roles within the Company since 2009. Mr. Dirlam holds a bachelor’s degree from the University of St. Thomas and a master’s degree from the University of Minnesota – Carlson School of Management. The disclosure included in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 13, 2021, under the heading "Certain Relationships and Related Transactions—Employee Matters" is incorporated herein by reference.

New Board Member

On December 8, 2021, Jennifer Pomerantz was appointed to serve as an independent director on the Company's Board of Directors (the “Board”). Ms. Pomerantz most recently served as Chairman and CEO of American Natural, a lifestyle brand of convenience stores and fuel logistics solutions, which she founded in 2011. Prior to founding that business, she launched and served as a portfolio manager for global natural resources strategies for Citadel Asset Management’s Surveyor Capital and JP Morgan’s Highbridge Capital Management. Ms. Pomerantz began her career in investment banking, covering power and energy for Bank of America. Ms. Pomerantz will initially serve on the Board’s compensation and executive committees.

Item 8.01    Other Events.

On December 13, 2021, the Company issued a press release regarding the foregoing matters. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Northern Oil and Gas, Inc. Press Release, dated December 13, 2021
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2021	NORTHERN OIL AND GAS, INC. By /s/ Erik J. Romslo Erik J. Romslo Chief Legal Officer and Secretary